SHARES FOR DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is dated for reference the 18th day of May, 2026.

BETWEEN:

ALASKA SILVER CORP., a company existing under the laws of the Province of British Columbia

(the "Company")

AND:

JOE PIEKENBROCK

(the "Creditor")

WHEREAS:

A. The Company is indebted to the Creditor in the total amount of C$154,953.12 (the "Debt"); and

B. The Company wishes to settle the Debt by issuing to the Creditor common shares in the capital of the Company in order to preserve its cash and improve its financial position to fund future operations, and the Creditor is prepared to accept such shares in full and final satisfaction of the Debt.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants and agreements herein contained, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

1. ACKNOWLEDGMENT OF DEBT

1.1 The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

2. ISSUANCE OF SHARES

2.1 Subject to the prior acceptance of the TSX Venture Exchange (the "TSXV") and the receipt of disinterested approval of the shareholders of the Company (together, the "Required Approval"), the Company agrees to issue to the Creditor, and the Creditor agrees to accept, 188,967 common shares in the capital of the Company (each, a "Share") at a deemed price of C$0.82 per Share, which Shares will be issued as fully paid and non-assessable Shares, as full and final payment of the Debt.

2.2 The Creditor acknowledges that the Shares will be subject to a hold period under applicable policies of the TSX Venture Exchange (the "TSXV") and does hereby agree to abide by such hold period and any and all other trading restrictions and filing requirements with respect to the Shares as may be required by the TSXV or applicable Canadian securities laws, and the Shares will be endorsed with the following legends:

"THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [insert the date that is 4 months and one day after the distribution date]."

And if required by United States securities laws, the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT "GOOD DELIVERY" OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE."

2.3 Within ten (10) business days of receipt by the Company of the Required Approval, the Company will deliver at the direction of the Creditor one or more certificates/DRS advice statements representing the Shares.

2.4 The Creditor agrees that the Debt will be fully satisfied and extinguished upon the delivery of the Shares, and subject only to the delivery of the Shares the Creditor releases and forever discharges the Company, its subsidiaries and their respective directors, officers, and employees from and against any and all claims, actions, obligations, and damages whatsoever which the Creditor may have against any of them relating to the Debt. This release will be operative from and after the date of completion of the transaction contemplated by this Agreement and will be effective without the delivery of any further release or other documents by the Creditor to the Company.

3. REPRESENTATIONS OF CREDITOR

3.1 The Creditor represents, warrants and acknowledges to the Company that:

(a) this Agreement has been duly executed and delivered by the Creditor and constitutes a legal, valid and binding obligation of the Creditor, enforceable against the Creditor in accordance with its terms; and

(b) if the Creditor is not a resident of Canada, the Creditor is knowledgeable of, or has been independently advised as to, the applicable securities laws of its jurisdiction of residence that would apply to this issuance of Shares, if there are any, and is being issued the Shares pursuant to exemptions from any substantive or procedural requirements under the applicable securities laws of the Creditor's jurisdiction of residence or, if such is not applicable, the Creditor is permitted to be issued the Shares under the applicable securities laws of the Creditor's jurisdiction of residence without the need to comply with any substantive or procedural requirements of any kind whatsoever in the Creditor's jurisdiction of residence.

The Company's obligation to complete the transactions contemplated hereby is subject to the foregoing representations and warranties being true and correct at the date of this Agreement and at the time of closing. The Creditor will indemnify the Company from and against any and all claims, damages, losses and costs arising from such representations and warranties being incorrect or breached.

4. GENERAL PROVISIONS

4.1 The Creditor hereby acknowledge and consent to (i) the disclosure by the Company of "personal information" (defined herein as any information about the Creditor required to be disclosed to a securities regulatory authority, taxation authority or stock exchange (in this Section 4.1, each a "Regulatory Authority")), whether pursuant to a Regulatory Authority form or a request made by a Regulatory Authority concerning the Creditor; and (ii) the indirect collection, use and disclosure of personal information by the Regulatory Authority for the following purposes (or as otherwise identified by the Regulatory Authority, from time to time):

(a) to conduct enforcement proceedings or otherwise administer and enforce securities legislation; and

(b) to perform other investigations as required by, and to ensure compliance with, all applicable rules, policies, rulings and regulations of the Regulatory Authorities, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

4.2 The provisions contained in this Agreement constitute the entire agreement between the parties hereto and supersede all previous understandings, communications, representations, and agreements, whether written or verbal, between the parties hereto regarding the subject matter of this Agreement.

4.3 Time will be of the essence of this Agreement.

4.4 The Company and the Creditor will sign all other documents and do all other things reasonably necessary to carry out this Agreement.

4.5 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia. Each party irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia with respect to any legal proceedings arising herefrom.

4.6 All dollar amounts referred to in this Agreement are expressed in Canadian currency, unless otherwise indicated.

4.7 This Agreement will enure to the benefit of and be binding on each of the parties hereto and their respective successors and permitted assigns.

4.8 Each of the parties hereto acknowledges that DuMoulin Black LLP is counsel to the Company and is not acting for any other party hereto in respect of the matters contemplated by this Agreement. Each of the parties to this Agreement confirm that they have had the opportunity to seek and obtain independent legal advice prior to executing this Agreement and fully understand its terms.

4.9 This Agreement may be executed in counterparts, both of which will constitute one agreement. The Company will be entitled to rely on delivery of facsimile or scanned copies of signatures.

[signature page follows]

IN WITNESS WHEREOF the parties here have signed this Agreement as of the date written on the first page of this Agreement.

ALASKA SILVER CORP.

Per:	/s/ Christopher "Kit" Marrs
Authorized Signatory

/s/ Joe Piekenbrock
JOE PIEKENBROCK